EXHIBIT 10.2

CERTIFICATE OF AMENDMENT

OF 2001 STOCK PLAN OF

NEXSAN CORPORATION.

The undersigned, who is the duly elected, qualified and acting Secretary of Nexsan Corporation, a Delaware corporation (the “Corporation”), does hereby certify, as follows:

1.                                       The first paragraph of Section 3 of the 2001 Stock Plan (the “Plan”) was amended and restated, by the Compensation Committee (the “Compensation Committee”) of the Board the Directors (the “Board”) of the Corporation by unanimous written consent in lieu of a meeting of the Board, dated as of January 17, 2010, and by the stockholders of the Corporation by written consent in lieu of a meeting dated as of January 20, 2010,  to read in its entirety, as follows:

“3.                                 Stock Subject to the Plan.  Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to options and sold under the Plan is 26,198,391 Shares.  The Shares may be authorized but unissued, or reacquired Common Stock.”

2.                                       The foregoing amendments to the Plan have not been modified, amended, rescinded or revoked and remain in full force and effect on the date hereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto subscribed my name on January 20, 2010.

/s/ Gene Spies
Gene Spies
Secretary

CERTIFICATE OF AMENDMENT
OF 2001 STOCK OPTION PLAN OF

NEXSAN CORPORATION.

The undersigned, who is the duly elected, qualified and acting Secretary of Nexsan Corporation, a Delaware corporation (the “Corporation”), does hereby certify, as follows:

1.                                      The first paragraph of Section 3 of the Plan was amended and restated, by the Board the Directors of the Corporation by unanimous written consent in lieu of a meeting of the Board, dated as of November 4, 2009, and by the stockholders of the Corporation by written consent in lieu of a meeting dated as of November 4, 2009,  to read in its entirety, as follows:

“3.                                 Stock Subject to the Plan.  Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to options and sold under the Plan is 16,083,878 Shares.  The Shares may be authorized but unissued, or reacquired Common Stock.”

2.                                      The foregoing amendments to the Plan have not been modified, amended, rescinded or revoked and remain in full force and effect on the date hereof.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, I have hereunto subscribed my name on November 4, 2009.

/s/ Gene Spies
Gene Spies
Secretary

NEXSAN CORPORATION

2001 STOCK PLAN

1.             Purposes of the Plan.  The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.  Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.  This Plan is intended to be a written compensatory plan within the meaning of Rule 701 promulgated under the Securities Act.

2.             Definitions.  As used herein, the following definitions shall apply:

(a)           “Administrator” means the Board or any of its Committees as shall be administering the Plan in accordance with Section 4 hereof.

(b)           “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Code” means the Internal Revenue Code of 1986, as amended.

(e)           “Committee” means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

(f)            “Common Stock” means the common stock, par value $0.001  per share, of the Company.

(g)           “Company” means Nexsan Corporation, a Delaware corporation.

(h)           “Consultant” means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

(i)            “Director” means a member of the Board of Directors of the Company.

(j)            “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, or if otherwise defined in any agreement between the Company and the Service Provider, as so defined.

(k)           “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.  A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor.  For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless re-employment upon expiration of such leave is guaranteed by statute or contract.  If re-employment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.  Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(l)            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m)          “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)        If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)       If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(iii)      In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(n)           “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(o)           “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(p)           “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q)           “Option” means a stock option granted pursuant to the Plan.

(r)            “Option Agreement” means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant.  The Option Agreement is subject to the terms and conditions of the Plan. The Option Agreement will contain such representations and agreements regarding Optionee’s investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws.

(s)           “Option Exchange Program” means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

(t)            “Optioned Stock” means the Common Stock subject to an Option or a Stock Purchase Right.

(u)           “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(v)           “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(w)          “Plan” means this 2001 Stock Plan.

(x)            “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

(y)           “Securities Act” means the Securities Act of 1933, as amended.

(z)            “Service Provider”  means an Employee, Director or Consultant.

(aa)         “Share” means a share of the Common Stock, as adjusted in accordance with Section 12 below.

(bb)         “Stock Purchase Right” means a right to purchase Common Stock pursuant to Section 11 below.

(cc)         “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.             Stock Subject to the Plan.  Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is seven million five hundred seventy two thousand two hundred twenty two (7,572,222) Shares.  The Shares may be authorized but unissued, or reacquired Common Stock.

If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated).  However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.             Administration of the Plan.

(a)           Administrator.  The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

(b)           Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

(i)        to determine the Fair Market Value;

(ii)       to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

(iii)      to determine the number of Shares to be covered by each such award granted hereunder;

(iv)      to approve forms of agreement for use under the Plan;

(v)       to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder.  Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)      to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) below instead of Common Stock;

(vii)     to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

(viii)    to initiate an Option Exchange Program;

(ix)       to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)        to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld.  The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.  All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xi)       to extend the vesting period beyond the term set forth in any Option Agreement or Stock Purchase Right agreement.

(xii)      to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(c)           Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5.             Eligibility.

(a)           Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers.  Incentive Stock Options may be granted only to Employees.

(b)           Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.  However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.  For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted.  The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c)           Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company’s right to terminate such relationship at any time, with or without cause.

6.             Term of Plan.  The Plan shall become effective upon its adoption by the Board.  It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

7.             Term of Option.  The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.  In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

8.             Option Exercise Price and Consideration.

(a)           The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)        In the case of an Incentive Stock Option

(A)          granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten (10%) percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; and

(B)           granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)       Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

(b)           The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant).  Such consideration  may be paid:

(i)            in cash; or by check; or by a promissory note;

(ii)           by cancellation of indebtedness of the Company owed to Optionee;

(iii)          by surrender of shares that:(1) either (x) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of Exchange Act Rule 144 (and if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares), or (y) were obtained by Optionee in the public market and (2) are clear of all liens, claims, encumbrances or security interests;

(iv)          by tender of a promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Optionees who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares; provided, further, that the portion of the exercise price or the purchase price, as the case may be, equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law;

(v)           by waiver of compensation due or accrued to the Optionee from the Company for services rendered;

(vi)          with respect only to purchases upon exercise of an Option and provided that a public market for the Shares exists: (1) through a ‘same day sale’ commitment from the Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay the total exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total exercise price directly to the Company; or (2) through ‘margin’ commitment from the Optionee and a NASD Dealer whereby the Optionee irrevocably elects to exercise the option in the amount of the total exercise price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total exercise price directly to the Company; or

(vii)         any combination of the foregoing methods of payment.

In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.             Exercise of Option.

(a)           Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.  Unless the Administrator provides otherwise, vesting of Options granted hereunder to Officers and Directors shall be tolled during any unpaid leave of absence.  An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option; such notice shall include (x) the number of Shares being purchased, (y) the restriction imposed on the Shares under the Option Agreement, if any, and (z) such representations and agreements regarding Optionee’s investment intent and access to information and other matters, if any, as may be required or desirable by Company to comply with applicable securities laws; and  (ii) full payment for the Shares with respect to which the Option is exercised.  Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.  Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option.  The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised.  No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)           Termination of Relationship as a Service Provider.  If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (which shall be at least thirty (30) days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c)           Disability of Optionee.  If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (which shall be at least six (6) months) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination.  If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan.  If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)           Termination for Cause.  Notwithstanding any other provision of the Plan, if an Optionee is terminated for Cause, then Optionee’s Options or Stock Purchase Right shall expire on such termination date, or on such conditions as are determined by the Administrator. “Cause” has the meaning set forth in any agreement between the Company and the Optionee, or absent such agreement, means termination of a Service Provider’s term with the Company because of (i) any willful, material violation by the Optionee of any law or regulation applicable to the business of the Company or a Parent or a Subsidiary of the Company, the Optionee’s conviction for, or guilty plea - or nolo contendere - to, a felony or a crime involving moral turpitude, (ii) the Optionee’s commission of an act of personal dishonesty which involves personal profit in connection with the Company or any other entity having a business relationship with the Company, (iii) any material breach by the Optionee of any provision of any agreement or understanding between the Company or any Parent or Subsidiary of the Company and the Optionee regarding the terms of the Optionee’s service as a Service Provider, including any contract of employment, (iv) the Optionee’s violation of any of the policies of the Company or any Parent or Subsidiary of the Company so as to cause loss, damage or injury to the property, reputation or employees of the Company or any Parent or Subsidiary of the Company, or (v) any other misconduct by the Optionee which is materially injurious to the financial condition or business reputation of, or is otherwise injurious to, the Company or a Parent or a Subsidiary of the Company.

(e)           Death of Optionee.  If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (which shall be at least six (6) months) to the extent that the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement) by the Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance.  In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination.  If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan.  If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(f)            Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

(h)           Right of First Refusal. At the discretion of the Administrator, the Company may reserve to itself the right of first refusal, in any of the Option Agreements, to purchase all Shares that an Optionee may propose to transfer to a third party, provided that the right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

10.           Non-Transferability of Options and Stock Purchase Rights.  Except as otherwise provided in the applicable Option Agreement or Restricted Stock purchase agreement, the Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.           Stock Purchase Rights.

(a)           Right of First Refusal. At the discretion of the Administrator, the Company may reserve to itself the right of first refusal, in any of the Restricted Stock purchase agreements, to purchase all Shares that a Service Provider may propose to transfer to a third party, provided that the right of first refusal terminates upon the Company’s initial public offering of Common Stock pursuant to an effective registration statement filed under the Securities Act.

(b)           Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan.  After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer.  The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

(c)           Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability).  The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company.  The repurchase option shall lapse at such rate as the Administrator may determine.

(d)           Other Provisions.  The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(d)           Rights as a Stockholder.  Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company.  No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

12.           Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

(a)           Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.  The conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”  Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

(b)           Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction.  The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable.  In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated.  To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

(c)           Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.  In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable.  If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.  For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13.           Time of Granting Options and Stock Purchase Rights.  The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator.  Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

14.           Amendment and Termination of the Plan.

(a)           Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b)           Stockholder Approval.  The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)           Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.  Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options or Stock Purchase Rights granted under the Plan prior to the date of such termination.

15.           Conditions Upon Issuance of Shares.

(a)           Legal Compliance.  Shares shall not be issued pursuant to the exercise of an Option  unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b)           Investment Representations.  As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant in the Option Agreement and/or at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required or recommended.

16.           Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17.           Reservation of Shares.  The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18.           Stockholder Approval.  The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted.  Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

Option Certificate No. «no»	Option to Purchase «shares» Shares of Common Stock
(Subject to Adjustment)

Original Issue Date: «issuedate»

Original Exercise Price: «price» per share

OPTION TO PURCHASE COMMON STOCK

OF

NEXSAN CORPORATION

This certifies that «name» or permitted assigns (the “Option Holder”), is entitled, subject to the terms and conditions set forth herein, at any time and from time to time, on and after the Original Issue Date set forth above until 5:00 P.M., New York, New York time, on the fifth anniversary of the Original Issue Date (the “Expiration Date”), to purchase from NEXSAN CORPORATION, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Company”), up to «shares» fully paid and non-assessable shares of Common Stock, $.001 par value per share, of the Company upon surrender of this Option Certificate, at the principal office of the Company, with the subscription form annexed hereto duly executed by the Option Holder, and simultaneous payment therefor in lawful money of the United States of the exercise price per share set forth above (or in the manner set forth in Section 2.2 hereof) subject to adjustment as provided below (such amount being herein called the “Exercise Price”).  The number and character of such shares of Common Stock issuable upon exercise of this Option are subject to adjustment as provided below.  The Options granted under this Option Certificate are granted under the Company’s 2001 Stock Plan, a copy of which has been delivered to the Option Holder, and pursuant to the Series A Stock Purchase Agreement, dated October 27, 2003, among the Corporation and the parties identified therein, as the same may be amended from time to time.

1.             The Options.  The term “Option(s)” as used herein means the Option represented by this Certificate and any Options delivered in substitution or exchange therefor as provided herein.  The term “Option Shares” as used herein means as of any date all shares of Common Stock of the Company or other securities, properties or rights theretofore issued or at the

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time issuable upon exercise of the Options.  The term “Common Stock” as used herein means (i) the class of stock currently designated as Common Stock in the Amended and Restated Certificate of Incorporation of the Company, as the same may be further amended from time to time (the “Restated Charter”) or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock.

2.             Exercise.

2.1           This Option may be exercised at any time and from time to time on and after the Original Issue Date until 5:00 P.M., New York, New York time on the Expiration Date, for up to the full number of shares of Common Stock called for hereby (after giving effect to any required adjustment), by surrendering this Certificate at the then principal office of the Company (currently located at 21700 Oxnard Street, Woodland Hills, California 91367) with the subscription form duly executed by the Option Holder indicating the number of shares as to which the Option is then being exercised together with payment by certified or official bank check or in immediately available funds of the sum obtained by multiplying (i) the number of shares of Common Stock as to which this Option is being exercised (after giving effect to any adjustment therein as provided below) by (ii) the Exercise Price.

2.2           In addition to the method of payment set forth in Section 2.1 and in lieu of any cash payment required thereunder, this Option may be exercised at any time and from time to time in full or in part by surrendering the Option Certificate in the manner specified in Section 2.1 in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which this Option is being exercised multiplied by (y) a fraction, the numerator of which is the Market Price (as defined herein) of the Common Stock for the trading day immediately preceding the date on which the form of subscription attached hereto is deemed to have been given to the Company pursuant to Section 11 hereof less the Exercise Price, and the denominator of which is such Market Price.  As used in this Option Certificate, the term “Market Price” at any date shall be deemed to be the last reported sales price of Common Stock on such date, as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, on NASDAQ or on the OTCBB, as the case may be (and if no sales were made on any such date, the average of the closing bid and asked prices on such date as furnished by NASDAQ or the OTCBB, as the case may be, or similar organization if NASDAQ or the OTCBB is no longer reporting such information), or if the Common Stock is not quoted on NASDAQ or the OTCBB, as determined in good faith by resolution of the Board of Directors of the Company based on the best information available to it.

2.3           This Option may be exercised for less than the full number of shares of Common Stock called for hereby (but not as to fractional shares of Common Stock) in the manner set forth in Sections 2.1 and 2.2.  Upon any partial exercise, the number of shares of Common Stock issuable upon the exercise of this Option as a whole, and the sum (if any) payable upon the exercise of this Option as a whole, shall be proportionately reduced.  Upon such partial exercise, this Option Certificate shall be surrendered, and (unless it is after 5:00 P.M., New York, New York time on the Expiration Date) a new Option Certificate of the same tenor, with the same Expiration Date and for the purchase of the number of such shares of Common Stock not purchased upon such exercise or any prior exercise shall be issued by the Company to the Option Holder.

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2.4           Upon its exercise, this Option shall be deemed to have been exercised immediately prior to the close of business on the date of surrender for exercise of this Certificate (or, in the event this Certificate is not available, on the date of surrender of the documents described in Section 9 hereof, together with a letter containing substantially the information included on the subscription form attached hereto) as provided above, and the person entitled to receive the shares of Common Stock or other securities, properties or rights issuable upon such exercise shall be treated for all purposes as the holder of such shares, securities, properties or rights of record as of the close of business on such date.  No later than the first business day following such date, the Company shall issue and deliver to the person or persons entitled to receive the same a stock certificate or certificates for the number of full shares of Common Stock, properties or rights issuable upon such exercise, together with cash, in lieu of any fraction of a share of Common Stock, equal to such fraction of the then current market value of one full share of Common Stock.

2.5           Unless the Option Shares are registered under the Securities Act of 1933, as amended (the “Act”), the certificate or certificates representing the Option Shares shall bear a legend in substantially the following form:

“The securities represented by this certificate have not been registered with the Securities and Exchange Commission or the securities commission of any state in reliance upon an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and accordingly, may not be offered or sold except pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws.”

3.             Payment of Taxes.  All shares of Common Stock or other securities issued upon the exercise of this Option pursuant to the terms of this Option Certificate shall be validly issued, fully paid and non-assessable, and the Company shall pay all issuance taxes and other similar governmental charges that may be imposed in respect of the issue or delivery thereof, but in no event shall the Company pay a tax on or measured by the net income or gain attributed to such exercise; neither shall the Company be required to pay any tax or other charge imposed in connection with any transfer of this Option or any transfer involved in the issuance of any certificate for shares of Common Stock or other securities in any name other than that of the Option Holder.

4.             Transfer and Exchange.

4.1           This Option is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

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(a)           title to this Option may be transferred by endorsement (by the registered holder hereof executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

(b)           any person in possession of this Option properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value;

(c)           this Option and all Option Shares may be disposed of only in accordance with the Act and the rules and regulations promulgated thereunder by the Securities and Exchange Commission.  In connection with any such proposed disposition, the Company may require such holder to furnish an opinion of counsel, reasonably satisfactory to the Company, that the proposed disposition, if effected, will not violate the registration requirements of the Act.

4.2           The Company agrees that, promptly following any request to do so pursuant to the terms hereof, it will effect any and all transfers of this Option (or any portion thereof) on the books of the Company established for such purpose; provided, however, until any such transfer is effected on the books of the Company, the Company may treat the prior holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

5.             Certain Adjustments of Exercise Price and Number of Shares.

5.1           Adjustment for Stock Splits, Reverse Splits, Stock Dividends, Reclassification, Recapitalizations, etc.  If at any time or from time to time after the Original Issue Date, the Company shall increase or decrease the number of outstanding shares of Common Stock by means of any stock dividend, stock split, reverse split, subdivision, combination or reclassification of shares, recapitalization or other similar event, then, in each such event, the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then current Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Exercise Price as then in effect.  The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5.1.  The holder of this Option shall thereafter, on the exercise hereof, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 5.1) be issuable on such exercise by a fraction of which (i) the numerator is the Exercise Price which would otherwise (but for the provisions of this Section 5.1) be in effect, and (ii) the denominator is the Exercise Price in effect on the date of such exercise.

5.2           Adjustment for Reorganization, Merger, Consolidation or Disposition of Assets.  If at any time or from time to time after the Original Issue Date, the Company shall reorganize its capital (other than in a recapitalization as to which an adjustment is made pursuant to Section 5.1 above), consolidate, amalgamate or merge with or into another corporation (as a result of which the Company is not the surviving corporation), or sell, transfer or otherwise

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dispose of all or substantially all of its property, assets or business to another entity and, pursuant to the terms of such reorganization, merger, amalgamation, consolidation or disposition of assets, shares of common stock of the successor or acquiring entity, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring entity (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Option Holder shall have the right thereafter to receive, upon any present or future exercise of this Option and payment of the Exercise Price as provided for herein, the number of shares of common stock of the successor or acquiring entity or of the Company, if it is the surviving corporation, and Other Property received upon or as a result of such reorganization, merger, amalgamation, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Option is exercisable immediately prior to such event.  In case of any such reorganization, merger, consolidation or disposition of assets, the successor or acquiring entity (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Option to be performed and observed by the Company and all of the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which this Option is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 5.  The foregoing provisions of this Section 5.2 shall similarly apply to successive reorganizations, amalgamations, mergers, consolidations or dispositions of assets.

6.             No Impairment.  The Company will not, by amendment of its Restated Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Option, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Options against impairment.  Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of the Option above the amount payable therefor on such exercise of the Option, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock on the exercise of this Option, and (c) will not consolidate with or merge into any other person or permit any such person to consolidate with or merge into the Company (if the Company is not the surviving person), unless such other person shall expressly assume in writing and will be bound by all the terms of this Option.

7.             Accountants’ Certificate as to Adjustments.  In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of this Option or in the Exercise Price, the Company shall compute such adjustment or readjustment in accordance with the terms of this Option and prepare a certificate setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based, including a statement of (a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Exercise Price and the number of shares of Common Stock to be received upon exercise of this Option, in effect immediately prior to such issue or sale and as adjusted and readjusted as provided in this Option.  The Company will forthwith mail a copy of each such certificate to each holder of record of a Option.

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8.             Notices of Record Date.  If at any time or from time to time:

(a)           the Company shall pay any dividend upon its Common Stock or make any other distribution to holders of its Common Stock, or offer for subscription, purchase or other method of acquisition to holders of its Common Stock any shares of stock of any class or any securities or any other rights; or

(b)           there shall be any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, except for mergers into the Company of its wholly-owned subsidiaries, or any conveyance of all or substantially all of the assets of the Company to another entity; or

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Option, in accordance with Section 11 hereof, (i) at least twenty days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or offer of subscription rights, or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, and (ii) in the case of any such reorganization, reclassification, consolidation merger, sale, dissolution, liquidation, or winding up, at least twenty days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution, or offer of subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be.

9.             Loss or Mutilation.  Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Option Certificate and (in the case of loss, theft or destruction) of indemnity of the Option Holder satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Option Certificate of like tenor.

10.           Reservation and Listing of Common Stock.  The Company shall at all times reserve and keep available for issue upon the exercise of this Option such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Option.  If any shares of Common Stock required to be reserved for issuance upon exercise of this Option require registration or qualification with any governmental authority or

6

other governmental approval or filing under any law before such shares may be so issued, the Company will in good faith and as expeditiously as possible and at its expense endeavor to cause such shares to be duly registered or qualified or to take such other action as may be reasonably necessary to effectuate the issuance of such shares.  The Company will, at its expense, list on each national securities exchange or association on which shares of Common Stock are presently listed or are hereafter listed (or if then traded on NASDAQ or the OTCBB, make eligible for trading on NASDAQ or the OTCBB, as the case may be), maintain and, when necessary, increase such listing (or, if applicable, eligibility for trading) of, all shares of Common Stock issued or, to the extent permissible under the applicable securities exchange or association rules, issuable upon the exercise of this Option so long as any shares of Common Stock shall be so listed (or, if applicable, so traded).

11.           Notices.  All notices and other communications shall be deemed validly given, made or served if in writing and delivered (as of such delivery) or sent by certified mail (as of three days after deposit in a United States post office), postage prepaid, return receipt requested, or by facsimile or overnight courier service, charges prepaid (as of the date of confirmation of receipt): (i) if to the Option Holder, to the address or telecopy number furnished to the Company in writing by the last holder of this Option who shall have furnished an address or telecopy number to the Company in writing; or (ii) if to the Company, to the address set forth in Section 2.1 hereof or to such other address or telecopy number furnished in writing by the Company to the Option Holder.

12.           Change; Waiver.  Neither this Option nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

13.           No Rights or Liability as a Stockholder.  Except as otherwise expressly provided herein, no holder, as such, of this Option shall be entitled to vote or receive dividends or be deemed a stockholder of the Company for any purpose, nor shall anything contained in this Option be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings (except as otherwise expressly provided herein), or receive dividends or subscription rights, prior to the issuance to the holder of this Option of the Common Stock or other securities which he is then entitled to receive upon the due exercise of this Option.  No provision hereof, in the absence of affirmative action by the holder hereof to purchase Common Stock, and no enumeration herein of the rights or privileges of the holder hereof shall give rise to any liability of such holder as a stockholder of the Company.

14.           Headings.  The headings in this Option are for purposes of convenience in reference only and shall not be deemed to constitute a part hereof or to affect the interpretation of any provision of this Option.

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15.           Law Governing.  This Option shall be construed and enforced in accordance with and shall be governed by the laws of New York.

NEXSAN CORPORATION

By:
Name:
Title:

8

OPTION
SUBSCRIPTION FORM

(To be executed only upon exercise of Option)

The undersigned holder of this Option Certificate irrevocably elects to exercise the right, represented by this Option Certificate, to purchase [                      ] shares of Common Stock of Nexsan Corporation and herewith tenders payment therefor in the amount of $[                      ] or surrenders this Option Certificate for the number of shares of Common Stock determined pursuant to Section 2.2 hereof, all in accordance with the terms of this Option Certificate.  The undersigned requests that a certificate for such securities be registered in the name of                                                                                  whose address is

Date:

(Printed Name of Option Holder)

(Signature of Holder)

(Street Address)

(City) (State) (Zip)

Tax ID Number

Tax ID Number

OPTION
FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned holder of this Option hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Option, with respect to the number of shares of Common Stock set forth below:

Name of Assignee                             Address and Tax ID Number                                Number of Shares

and does hereby irrevocably constitute and appoint                                             , attorney to make such transfer on the books of Nexsan Corporation maintained for the purpose, with full power of substitution in the premises.

Date:

(Printed Name of Option Holder)

Signature

Witness

STOCK OPTION EXERCISE FORM

(To be executed only upon exercise of Option)

The undersigned holder of the attached Option Agreement irrevocably elects to exercise the right, represented by the Option Agreement, to purchase                                          shares of Common Stock of Nexsan Corporation and herewith tenders payment for the shares in the amount of $                              .

Date:

(Printed Name of Option Holder)

(Signature of Holder)

(Street Address)

	(City)	(State)	(Zip)

Tax ID Number

1

NEXSAN CORPORATION

2001 STOCK PLAN — STOCK OPTION AGREEMENT

This Stock Option Agreement (the “Agreement”) is made and entered into as of the date of grant set forth below (the “Date of Grant”) by and between Nexsan Corporation, a Delaware corporation (the “Company”), and the Service Provider named below (the “Optionee”).  Capitalized terms not defined herein shall have the meaning ascribed to them in the Company’s 2001 Stock Plan (the “Plan”).

Optionee:                                                                                                                                           Employee X

Address:

Total Option Shares:                                                                                                                                                              XX,000

Exercise Price Per Share:                                                                          $x.xxxx

Date of Grant:                                                                                                                                           Month and Day, 200X

Vesting Schedule:                                                                                          The Option shall become exercisable as to X,000Shares on each of the first through fourth anniversaries of the Date of Grant.

Expiration Date:                                                                                                      11:59 p.m. on month and day, 201X
(unless earlier terminated under Section 9 of the Plan)

Type of Stock Option                                                                                                                              [   ] Incentive Stock Option

(Check one):                                                                                                                                                                           [   ] Nonqualified Stock Option

1.                                      GRANT OF OPTION.  The Company hereby grants to the Optionee an option (the “Option”) to purchase the total number of shares of Common Stock of the Company set forth above as Total Option Shares (the “Shares”) at the Exercise Price Per Share set forth above (the “Exercise Price”), subject to all of the terms and conditions of this Agreement and the Plan.  If designated as an Incentive Stock Option above, the Option is intended to qualify as an “incentive stock option” (an “ISO”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.                                      EXERCISE PERIOD.

2.1                               Exercise Period of Option.  This Option is exercisable only to the extent that vesting has occurred.  Provided Optionee continues to provide services to the Company or to any Parent or Subsidiary of the Company, the Shares issuable upon exercise of, this Option will become vested as per the Vesting Schedule set forth above until the Shares are vested with respect to one hundred percent (100%) of the Shares or vesting ceases as per this Agreement or the Plan.  If application of the Vesting Schedule causes a fractional share, such share shall be rounded down to the nearest whole share for each quarterly vesting period except for the last quarterly vesting period, at the end of which this Option shall become vested for the full remainder of the Shares.  Notwithstanding any provision in the Plan or this Agreement to the contrary, Options shall cease vesting after the date upon which Optionee’s services to the Company terminate (“Termination Date”) and shall lapse upon Optionee’s Termination Date.

2.2                               Vesting of Options.  Shares that are vested pursuant to the Vesting Schedule set forth herein are “Vested Shares.” Shares that are not vested pursuant to the Vesting Schedule set forth herein are “Unvested Shares.”

2.3                               Expiration.  The Option shall expire on the Expiration Date set forth above or earlier as provided in Section 3 below or pursuant to the Plan.

3.                                      TERMINATION.

3.1                               Termination for Any Reason Except Death, Disability or Cause.  If Optionee is terminated from the Company and ceases to provide services to the Company (“Terminated”) for any reason, except death, Disability or for Cause, the Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee no later than ninety (90) days after the Termination Date, but in any event no later than the Expiration Date.

3.2                               Termination Because of Death or Disability.  If Optionee is Terminated because of death or Disability of Optionee (or Optionee dies within three (3) months of Termination when Termination is for any reason other than Optionee’s Disability or for Cause), the Option, to the extent that it is exercisable by Optionee on the Termination Date, may be exercised by Optionee (or Optionee’s legal representative) no later than six (6) months after the Termination Date, but in any event no later than the Expiration Date.  Any exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Optionee’s death or disability, within the meaning of Section 22(e)(3) of the Code; or (ii) six (6) months after the Termination Date when the termination is for Optionee’s disability, within the meaning of Section 22(e)(3) of the Code, is deemed to be an NQSO.

3.3                               Termination for Cause.  If Optionee is Terminated for Cause, then the Option will expire on Optionee’s Termination Date, or at such later time and on such conditions as are determined by the Committee.

3.4                               No Vesting after Termination.  Vesting of the Option shall cease upon Optionee’s Termination Date, regardless of the cause or reason for Termination.

3.5                               No Obligation to Employ.  Nothing in the Plan or this Agreement shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent or Subsidiary of the Company, or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Optionee’s employment or other relationship at any time, with or without Cause.

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4.                                      MANNER OF EXERCISE.

Stock Option Exercise Agreement.  To exercise this Option, Optionee (or in the case of exercise after Optionee’s death or incapacity, Optionee’s executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock option exercise agreement in a form as required by the Company (the “Exercise Agreement”), which shall set forth, inter alia, (i) Optionee’s election to exercise the Option, (ii) the number of Shares being purchased, (iii) any restrictions imposed on the Shares and (iv) any representations, warranties and agreements regarding Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.  If someone other than Optionee exercises the Option, then such person must submit documentation reasonably acceptable to the Company verifying that such person has the legal right to exercise the Option and such person shall be subject to all of the restrictions contained herein as if such person were the Optionee.  The date of exercise of the Option shall be the date on which written notice of exercise is hand delivered to the Company, during normal business hours or, if sent electronically, the date on which it is actually transmitted, during normal business hours, or if mailed, the date on which it is postmarked, provided such notice is actually received.

4.1                               Limitations on Exercise.  The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise.  The Option may not be exercised as to fewer than one hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

4.2                               Payment.  The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the shares being purchased in cash (by check), or where permitted by law:

(a)                                  if the Company so allows, in its sole discretion, by cancellation of indebtedness of the Company to the Optionee;

(b)                                 if the Company so allows, in its sole discretion, by surrender of shares of the Company’s Common Stock that (i) either (A) have been owned by Optionee for more than six (6) months and have been paid for within the meaning of SEC Rule 144 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (B) were obtained by Optionee in the open public market; and (ii) are clear of all liens, claims, encumbrances or security interests;

(c)                                  if the Company so allows, in its sole discretion, by waiver of compensation due or accrued to Optionee for services rendered;

(d)                                 if the Company so allows, in its sole discretion, and provided that a public market for the Company’s stock exists: (i) through a “same day sale” commitment from Optionee and a broker-dealer that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby Optionee irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased sufficient to pay for the total Exercise Price and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company, or (ii) through a “margin” commitment from Optionee and an

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NASD Dealer whereby Optionee irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the total Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the total Exercise Price directly to the Company; or

(e)                                  in cash; or by check;

(f)                                    if the Company so allows, in its sole discretion, by promissory note, or by;

(g)                                 by any combination of the foregoing.

4.3                               Tax Withholding.  Prior to the issuance of the Shares upon exercise of the Option, Optionee must pay or provide for any applicable federal, state and local withholding obligations of the Company.  If the Committee permits, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain the minimum number of Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld; but in no event will the Company withhold Shares if such withholding would result in adverse accounting consequences to the Company.  In such case, the Company shall issue the net number of Shares to the Optionee by deducting the Shares retained from the Shares issuable upon exercise.

4.4                               Issuance of Shares.  Provided that the Exercise Agreement and payment are in form and substance satisfactory to the Company, the Company shall issue the Shares registered in the name of Optionee, Optionee’s authorized assignee, or Optionee’s legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

5.                                      NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES.  If the Option is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Date of Grant, and (ii) the date one (1) year after transfer of such Shares to Optionee upon exercise of the Option, Optionee shall immediately notify the Company in writing of such disposition.  Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from the early disposition by payment in cash or out of the current wages or other compensation payable to Optionee.

6.                                      COMPLIANCE WITH LAWS AND REGULATIONS.  The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Optionee with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s Common Stock may be listed at the time of such issuance or transfer.

7.                                      NONTRANSFERABILITY OF OPTION.  The Option may not be transferred in any manner other than by will or by the laws of descent and distribution, and, with respect to NQSOs, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor (senior), or by gift to “immediate family” as

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that term is defined in 17 C.F.R.  240.16a-1(e), and may be exercised during the lifetime of Optionee only by Optionee or in the event of Optionee’s incapacity, by Optionee’s legal representative.  The terms of this Agreement and the Plan shall be binding upon the executors, administrators, successors and assigns of Optionee.

8.                                      COMPANY’S RIGHT OF FIRST REFUSAL.

8.1                               General Rule.  Before any Shares acquired upon exercise of this Option held by Optionee or any transferee (either being referred to herein as the “Holder”) may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the “Right of First Refusal”).

8.2                               Notice of Proposed Transfer.  The Holder of the Shares shall deliver to the Company a written notice (the “Notice”) stating: (i) the Holder’s bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the “Offered Price”), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

8.3                               Exercise of Right of First Refusal.  At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all or part of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the Offered Price (“Purchase Price”).  If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

8.4                               Payment.  Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), (i) by cash or check, (ii) by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company, or (iii) by any combination thereof.

8.5                               Holder’s Right to Transfer.  If Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the obligations in this Agreement shall continue to apply to the Shares.  If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

8.6                               Exception for Certain Family Transfers.  Notwithstanding anything to the contrary contained in this Section, the transfer of any or all of the Shares during the Purchaser’s lifetime or on the Purchaser’s death by will or intestacy to the Purchaser’s

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Immediate Family or a trust for the benefit of one or more members of the Purchaser’s Immediate Family or to a trust, partnership, limited liability company, custodianship or other fiduciary account for the benefit of the Purchaser or one or more members of the Purchaser’s Immediate Family, or the disbursement therefrom to Purchaser or one or more members of his Immediate Family, shall be exempt from the provisions of this Section, provided that the Purchaser notifies the Company in writing within thirty (30) days of said transfer.  “Immediate Family” as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister.  In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Agreement and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

8.8                               Termination of Right of First Refusal.  The Right of First Refusal shall terminate as to any Shares upon the date of the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the 1933 Act.

9.                                      INVESTMENT REPRESENTATIONS

The Optionee hereby represents and warrants to and agrees with the Company as follows:

9.1                               Acquisition of Shares for Own Account.  The Optionee will acquire the Shares, if at all, pursuant to this Agreement with the Optionee’s own funds.  The Shares will be acquired, if at all, for the Optionee’s own account, not as a nominee or agent for any other person or firm.  No one else has or will have on any exercise of the Option or any portion thereof any interest, beneficial or otherwise, in any of the Shares to be acquired on such exercise.  The Optionee is not, and prior to any exercise of the Option will not be, obligated to transfer any of the Shares or any interest therein to anyone else and the Optionee does not and will not have any agreement or understandings to do so.

9.2                               Shares May Be “Restricted Securities” and Certificates Legended.

The Optionee understands and agrees that:

9.2.1.                     The Shares, if and when issued, may be “restricted securities,” as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the “Act”), and, accordingly, the Optionee may be required to hold the Shares indefinitely unless they are registered under the Act or an exemption from such registration is available;

9.2.2                        The Company is not under any obligation to register the Shares under the Act, with any state securities commission or with any stock exchange or to comply with any exemptions thereunder; and

9.2.3.                     The Company shall cause legends set forth below or legends substantially equivalent thereto, to be placed upon any certificates representing any Shares received by the Optionee on exercise of the Option, which legend restricts the sale, transfer or disposition of the Shares otherwise than in accordance with this Agreement, as well as any other legends as the Company may deem appropriate or that may be required by the Company or by the applicable state or federal securities laws:

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR SUCH TRANSACTION COMPLIES WITH RULES PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION UNDER SAID ACT.

IN ADDITION, SALE, TRANSFER, ENCUMBRANCE, HYPOTHECATION, GIFT OR OTHER DISPOSITION OR ALIENATION OF SUCH SHARES OR ANY INTEREST THEREIN IS RESTRICTED BY AND SUBJECT TO A STOCK OPTION AGREEMENT A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE ISSUER AND ALL OF THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

9.3                               Agreement to Refrain from Resales.  The Optionee agrees that, notwithstanding any provision hereof or in the Plan to the contrary, the Optionee shall in no event make any disposition of all or any part of or interest in the Shares and that such Shares shall not be encumbered, pledged, hypothecated, sold or transferred by the Optionee nor shall the Optionee receive any consideration for such Shares or for any interest therein from any person, unless and until prior to any proposed transfer, encumbrance, disposition, pledge, hypothecation or sale of any Shares, either (1) a registration statement on form S-1 or S-8 (or any other form replacing such form or appropriate for the purpose under the Act) with respect to such shares proposed to be transferred or otherwise disposed of shall be then effective or (2) (i) the Optionee shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) the Optionee shall have furnished the Company with an opinion of counsel in form and substance satisfactory to the Company to the effect that such disposition will not require registration of any such Shares under the Act or qualification of any such shares under any other securities law, (iii) such opinion of counsel shall have been concurred in by counsel for the Company and (iv) the Company shall have advised the Optionee of such concurrence.

10.                               LOCK-UP PERIOD.

Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee (or any transferee) shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such shorter period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act.  Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act.  The Company may impose stop-transfer

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instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

11.                               PLAN PROVISIONS TO PREVAIL.

This Agreement is subject to all of the terms and provisions of the Plan.  By entering into this Agreement the Optionee agrees that no member of the Board or the Committee nor any employee of the Company.  Parent Corporation or any of the Company’s subsidiaries shall be liable for any action or determination made in good faith with respect to the Plan or this Agreement.  In the event that there is any inconsistency between the provisions of this Agreement and of the Plan, the provisions of the Plan shall govern.  Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or the Company to the Committee for review.  The resolution of such a dispute by the Committee shall be final and binding on the Company and Optionee.

12.                               PRIVILEGES OF STOCK OWNERSHIP.  Optionee shall not have any of the rights of a shareholder with respect to any Shares until the Shares are issued to Optionee.

13.                               ENTIRE AGREEMENT AND SEVERABILITY.  The Plan is incorporated herein by reference.  This Agreement and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.  If any provision of this Agreement (including any provision of the Plan that is incorporated herein by reference) shall hereafter be held to be invalid, unenforceable or illegal in whole or in part for any reason, (i) such provision shall be reformed to the minimum extent necessary to cause such provision to be valid, enforceable and legal while preserving the intent of the parties or (ii) if such provision cannot be so reformed, such provision shall be severed from this Agreement and an equitable adjustment shall be made to this Agreement so as to give effect to the intent of the parties.  Neither such reformation nor severance shall affect or impair the legality, validity or enforceability of any other provision of this Agreement or the Plan.

14.                               NOTICES.  Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the CEO of the Company at its principal corporate offices.  Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated herein or to such other address as such party may designate in writing from time to time to the Company.  All notices shall be deemed to have been given or delivered upon: (i) personal delivery; (ii) three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested); (iii) one (1) business day after deposit with any express courier (prepaid); or (iv) one (1) business day after transmission by facsimile, rapifax or telecopier.

15.                               SUCCESSORS AND ASSIGNS.  The Company may assign any of its rights under this Agreement including its Right of First Refusal.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Optionee and Optionee’s heirs, executors, administrators, legal representatives, successors and assigns.

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16.                               GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York as such laws are applied to agreements to be performed entirely within New York.

17.                               ACCEPTANCE.  Optionee hereby acknowledges receipt of a copy of the Plan and this Agreement.  Optionee has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement.  Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized representative and Optionee has executed this Agreement, effective as of the Date of Grant.

NEXSAN CORPORATION		OPTIONEE

By:
Signature

(Please print name)

(Please print title)

                                                                                                                                                                                    M.T.C.

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